    Billing Agreement between COMMUNICATE NOW.COM, INC. and ExpressBill Inc.

                                    PROPOSAL

                          TO: Communicate Now.COM, Inc

                                     FROM :

                                   EXPRESSBILL
                           Electronic Data Transfer &
                           Statement Mailing Service

            ExpressBill, INC. OFFERS A COMPLETE STATEMENT PRODUCTION
                               SERVICE INCLUDING:

     --  Pre-processing  of data for postal  bar-coding,  preparation for duplex printing, multiple-page statements, automated inserting, quality reports, etc.

     --Offset-printed custom form statements in up to four colors using 24# bond laser approved stock.

     --Laser imaging of data, plus necessary  electronic forms (i.e., logos, OCR account number coding, as well as bar-coding in the address block area).

     --Envelopes  -double  window #10  (sending) and single window #9 (reply-to)
assure the return of the top portion of the statement with payment. V

             IN DETERMINING THE PRODUCTION COSTS, ExpressBill, INC.
                             ASSUMES THE FOLLOWING:

     --The statement data will come to ExpressBill, Inc. on a daily basis.

     --Most statements will be one page.

     --Statement data will come to ExpressBill, Inc. via modem.

ExpressBill, Inc.   Confidential Proposal         4/3/00         Page 1

                                    PROPOSAL

                             DESCRIPTION OF SERVICE:

     --Processing of data

     --Imaging/preprint

     --Inserting  -#10  envelope  (double  window)  -#9 reply  envelope  (single window)

     --bar-coded presorted, first-class postage

     -- COST OF STATEMENT SERVICE (Including Postage):

     -- $.46 per mailed statement Semi-customized. Volumes from 5,001 to 20,000

     -- $.44 per mailed statement Semi-customized. Volumes from 20,001 to 40,000

     -- $.42 per mailed statement Semi-customized. Volumes from 40,001 to 60,000

     -- $.41 per mailed statement Semi-customized. Volumes from 60,001 to 80,000

     -- $.40 per  mailed  statement  Semi-customized.  Volumes  from  80,001  to
100,000

     -- $.39 per mailed statement Semi-customized. Volumes from 100,000 and up

     -- $.16 per additional page up to 20,000 additional pages

     -- $.14 per additional page from 20,001 to 60,000 additional pages

     -- $.12 per additional page from 60,001 to 100,000 additional pages

     -- Additional  postage needed to mail overweight or foreign  statement will be billed the amount of excess

     -- Data received will be mailed by the end of the next

     --  Account  set-up  will  require  a  postage  made  payable  to the  U.S.
Postmaster for one month's estimated  postage.  (This deposit is held in a Meter account and refunded upon termination of service.)

                         COST OF FASTFORWARD SERVICE :

     -- $.25 per address update

ExpressBill, Inc.  Confidential Proposal           4/3/00         Page 2.

                                    PROPOSAL

                              ACEPT ANCE OF TERMS:

The  undersigned have read  and understand  the terms of  this proposal  and  by signature accept them.

ExpressBill, Inc. :                             CommunicateNow.Com:

By   /s/ Scott Thomas                           By   /s/ Dennis J. Bash
Name     Scott Thomas                           Name     Dennis J. Bash
Title    Reg. Sales Manager                     Title    V.P. Operations & Technology
Date     11/20/00                               Date     11/30/00

By
Name
Title
Date

ExpressBill, Inc. Confidential.  Proposal for CommunicateNow.Com       Page 3

                                    SUMMARY:

The ExpressBill statement  processing  program  presented  in  this  proposal is straight forward, cost effective and efficient --yet  offers you the flexibility to customize and personalize statements with minimal start-up time.

ExpressBill  can provide  you  with more than basic  statement services.  We can provide a flexible,  customized,  one-stop, in-house,  high-quality service that benefits both your organization and its statement recipients.

     Over twenty-five years of experience in bill production, and monthly volume of over l 26,000,000  statements enables  ExpressBill to offer you a customized, and accurate, statement as well as a significant cost savings.

By /s/ Dennis Bash

By /s/ Dennis Bash
Name   Dennis Bash
Title  V.P. Operation Technology
Date   04/03/00

ExpressBlll, Inc. Confidential Proposal      4/3/00                 Page 4